UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21326

Cohen & Steers REIT and Preferred and Income Fund, Inc.

(Exact name of Registrant as specified in charter)

1166 Avenue of the Americas, 30th Floor, New York, NY 10036

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor

New York, New York 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 832-3232

Date of fiscal year end: December 31

Date of reporting period: June 30, 2024

Item 1. Reports to Stockholders.

(a)

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2024. The total returns for Cohen & Steers REIT and Preferred and Income Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2024
Cohen & Steers REIT and Preferred and Income Fund at Net Asset Value(a)	2.83%
Cohen & Steers REIT and Preferred and Income Fund at Market Value(a)	5.16%
FTSE Nareit All Equity REITs Index(b)	–2.19%
ICE BofA Fixed Rate Preferred Securities Index(b)	4.38%
Blended Benchmark—50% FTSE Nareit All Equity REITs Index/50% ICE BofA Fixed Rate Preferred Securities Index	1.18%
S&P 500 Index(b)	15.29%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

The Fund, acting in accordance with an exemptive order received from the U.S. Securities and Exchange Commission (SEC) and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders (the Plan). The Plan gives the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis. In accordance with the Plan, the Fund currently distributes $0.136 per share on a monthly basis.

(a)	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
(b)

The FTSE Nareit All Equity REITs Index contains all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The ICE BofA Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance. Benchmark returns are shown for comparative purposes only and may not be representative of the Fund’s portfolio.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

The Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s Plan. The Fund’s total return based on NAV is presented in the table above as well as in the Consolidated Financial Highlights table.

The Plan provides that the Board may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount.

Market Review

Real estate stocks modestly declined in the six-month period ended June 30, 2024. The group underperformed broader equities, as an uncertain macro environment clouded the outlook for real estate companies’ financing costs. Economic growth in most major markets exceeded expectations, and progress on disinflation slowed. Interest rates rose as a result, and expectations on the magnitude of central bank rate cuts were reduced. Some major central banks, including the European Central Bank, modestly cut rates in June 2024, while the U.S. Federal Reserve signaled that its first rate reduction in this cycle was likely to occur in the fourth quarter, at the earliest, and would be data-dependent.

At the same time, real estate fundamentals generally remained solid, with largely balanced property supply/demand conditions, generally healthy tenants and improving revenue and earnings growth outlooks from landlords.

Fund Performance

The Fund had a positive total return in the period and outperformed its blended benchmark on both a NAV and market price basis.

While real estate investment trusts (REITs) were negative overall, returns varied widely by property type. Data centers had a modest gain, adding to their sizable advance in 2023. The sector continued to benefit from strong demand for data centers, driven by cloud migration and the early innings of an expected multi-year tailwind from AI. The Fund’s stock selection in data centers contributed to relative performance. In addition, the Fund’s overweight in specialty REIT Iron Mountain benefited performance with a gain; the company has continued to expand into data center operations.

Single-family homes for rent continued to benefit from favorable supply and demand fundamentals, partly resulting from high mortgage rates and affordability challenges in the homes-for-sale market. The Fund’s overweight in the sector helped performance. Apartments outperformed broader REITs amid better-than-expected fundamentals, particularly in coastal markets. An underweight allocation to apartment owners detracted from relative performance.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

Health care landlords performed well, lifted by robust senior housing and medical office space fundamentals. The Fund’s overweight and stock selection in the sector aided performance, led by an overweight in Welltower; the company benefited from rising occupancy rates in its senior living facilities and the company’s ability to find attractive acquisition opportunities.

Free-standing retail REITs declined, with cost-of-capital challenges potentially making external growth generally more difficult for these companies. The Fund’s stock selection in the sector hindered relative performance. Elsewhere of note, the industrials and telecommunications sectors had sizable downturns, with the latter hindered by a rise in bond yields. On balance, the Fund’s allocations to those sectors modestly aided performance.

Preferred securities advanced in the period, benefiting from high yields and a narrowing of credit spreads. Within the preferreds market, contingent capital securities and other over-the-counter (OTC) issues, which commonly feature rate-resetting structures, had the strongest returns due to their generally shorter durations compared to the primarily fixed-rate perpetual securities available from exchange-traded preferreds.

The banking sector continued to rebound from the well-publicized bank failures that occurred in the first quarter of 2023, with concerns of contagion receding as fundamentals in the broader banking system remained healthy and resilient. Contingent capital securities (CoCos) from European banks were particularly strong amid new issues coming to market with attractive yields. The Fund’s security selection and underweight in banks modestly detracted from performance.

The insurance sector underperformed most other preferred sectors despite solid underlying industry fundamentals. Property & casualty companies continued to enjoy premium growth given the health of the economy, and life insurers benefited from rising interest rates. The Fund’s security selection in insurance contributed to relative performance. Contributors included out-of-index investments in a pair of low-liquidity securities from an annuity provider that rebounded after selling off last year.

The utilities sector benefited from healthy financials and a positive growth outlook partly supported by expected long-term demand for power for artificial intelligence applications. Performance in the sector was also boosted by investor demand for new deals that came to market priced with tighter resets. The Fund’s security selection in utilities preferreds aided relative performance.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), contributed to the Fund’s performance for the six months ended June 30, 2024.

Impact of Derivatives on Fund Performance

The Fund engaged in the buying and selling of single stock options with the intention of enhancing current income. These contracts did not have a material impact on the Fund’s total return for the six months ended June 30, 2024.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

In connection with its use of leverage, the Fund pays interest on a portion of its borrowings based on a floating rate under the terms of its credit agreement. To reduce the impact that an increase in interest rates could have on the performance of the Fund with respect to these borrowings, the Fund used interest rate swaps to exchange a portion of the floating rate for a fixed rate. The Fund’s use of interest rate swaps contributed to the Fund’s total return for the six months ended June 30, 2024.

The Fund used total return swaps with the intention of managing credit risk. The total return swaps did not have a material impact on the Fund’s total return for the six months ended June 30, 2024.

The Fund also used forward foreign currency exchange contracts to manage currency risk on certain Fund positions denominated in foreign currencies. The currency forwards did not have a material effect on the Fund’s total return for the six months ended June 30, 2024.

Sincerely,

JASON YABLON Portfolio Manager	ELAINE ZAHARIS-NIKAS Portfolio Manager

MATHEW KIRSCHNER Portfolio Manager	JERRY DOROST Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2024

	1 Year	5 Years	10 Years	Since Inception(a)
Fund at NAV	11.68%	5.78%	8.10%	8.97%
Fund at Market Value	16.64%	7.17%	9.49%	8.69%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(a)	Commencement of investment operations was June 27, 2003.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

Our Leverage Strategy

(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing net income available for shareholders. As of June 30, 2024, leverage represented 31% of the Fund’s managed assets.

Through a combination of variable and fixed rate financing, the Fund has locked in interest rates on a significant portion of this additional capital through 2027 (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund’s NAV in both up and down markets. However, we believe that locking in portions of the Fund’s leveraging costs for the various terms partially protects the Fund’s expenses from an increase in short-term interest rates.

Leverage Facts(a)(b)

Leverage (as a % of managed assets)	31%
% Variable Rate Financing	19%
Variable Rate	6.0%
% Fixed Rate Financing(c)	81%
Weighted Average Rate on Fixed Financing	1.6%
Weighted Average Term on Fixed Financing	2.1 years

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

(a)	Data as of June 30, 2024. Information is subject to change.
(b)	See Note 9 in Notes to Consolidated Financial Statements.
(c)	Represents fixed payer interest rate swap contracts on variable rate borrowing.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

June 30, 2024

Top Ten Holdings(a)

(Unaudited)

Security	Value	% of Managed Assets

American Tower Corp.	$83,480,378	5.8
Welltower, Inc.	64,099,051	4.5
Prologis, Inc.	55,762,477	3.9
Digital Realty Trust, Inc.	44,742,081	3.1
Simon Property Group, Inc.	43,228,845	3.0
Iron Mountain, Inc.	38,096,297	2.7
Equinix, Inc.	35,476,217	2.5
Invitation Homes, Inc.	33,543,404	2.3
Crown Castle, Inc.	33,293,229	2.3
VICI Properties, Inc., Class A	27,703,157	1.9

(a)

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Consolidated Schedule of Investments for additional details on such other positions.

Sector Breakdown(b)

(Based on Managed Assets)

(Unaudited)

(b)	Excludes derivative instruments.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2024 (Unaudited)

		Shares	Value
COMMON STOCK—REAL ESTATE	70.0%
APARTMENT	5.0%
AvalonBay Communities, Inc.(a)(b)		15,472	$3,201,002
Camden Property Trust		14,797	1,614,501
Essex Property Trust, Inc.(a)		84,489	22,997,906
UDR, Inc.(a)		505,723	20,810,501

			48,623,910

DATA CENTERS	8.2%
Digital Realty Trust, Inc.(a)(c)		294,259	44,742,081
Equinix, Inc.(a)(b)(c)		46,889	35,476,217

			80,218,298

DIVERSIFIED	0.7%
WP Carey, Inc.(a)(c)		123,774	6,813,759

FREE STANDING	2.5%
NETSTREIT Corp.(a)(c)		410,377	6,607,070
Realty Income Corp.(a)(c)		342,828	18,108,175

			24,715,245

GAMING	2.8%
VICI Properties, Inc., Class A(a)(c)		967,289	27,703,157

HEALTH CARE	8.6%
Healthcare Realty Trust, Inc., Class A		1,215,621	20,033,434
Welltower, Inc.(a)		614,859	64,099,051

			84,132,485

HOTEL	1.1%
Host Hotels & Resorts, Inc.(a)(c)		596,718	10,728,990

INDUSTRIALS	7.4%
Americold Realty Trust, Inc.(a)(b)		287,012	7,330,286
BG LLH, LLC (Lineage Logistics)(d)(e)		61,115	5,971,498
Prologis, Inc.(a)		496,505	55,762,477
Rexford Industrial Realty, Inc.		79,014	3,523,234

			72,587,495

MANUFACTURED HOME	2.1%
Sun Communities, Inc.(a)(c)		170,945	20,571,521

See accompanying notes to consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

		Shares	Value
OFFICE	0.5%
Highwoods Properties, Inc.(a)(c)		188,322	$4,947,219

REGIONAL MALL	4.4%
Simon Property Group, Inc.(a)(c)		284,775	43,228,845

SELF STORAGE	3.3%
Extra Space Storage, Inc.(a)		138,949	21,594,064
Public Storage(a)		37,401	10,758,398

			32,352,462

SHOPPING CENTER	1.4%
Kimco Realty Corp.(a)		711,971	13,854,956

SINGLE FAMILY HOMES	3.9%
American Homes 4 Rent, Class A(a)		131,926	4,902,370
Invitation Homes, Inc.(a)(b)		934,617	33,543,404

			38,445,774

SPECIALTY	4.1%
Iron Mountain, Inc.(a)(b)(c)		425,087	38,096,297
Lamar Advertising Co., Class A(a)		14,535	1,737,368

			39,833,665

TELECOMMUNICATIONS	11.9%
American Tower Corp.(a)		429,470	83,480,378
Crown Castle, Inc.(a)(c)		340,770	33,293,229

			116,773,607

TIMBERLAND	2.1%
Rayonier, Inc.(a)		208,060	6,052,466
Weyerhaeuser Co.(a)(b)		522,452	14,832,412

			20,884,878

TOTAL COMMON STOCK (Identified cost—$509,381,389)			686,416,266

EXCHANGE-TRADED FUNDS	0.1%
CORPORATE BONDS
Invesco Preferred ETF(a)		96,879	1,118,952

TOTAL EXCHANGE-TRADED FUNDS (Identified cost—$997,590)			1,118,952

See accompanying notes to consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

		Shares	Value
PREFERRED SECURITIES—EXCHANGE-TRADED	13.3%
BANKING	5.3%
Bank of America Corp., 4.25%, Series QQ(a)(f)		221,886	$4,133,736
Bank of America Corp., 4.75%, Series SS(a)(f)		91,608	1,906,363
Bank of America Corp., 5.00%, Series LL(a)(f)		125,170	2,747,482
Bank of America Corp., 5.375%, Series KK(a)(f)		181,350	4,209,134
Bank of America Corp., 5.875%, Series HH(a)(f)		85,310	2,132,750
Bank of America Corp., 6.00%, Series GG(a)(f)		137,567	3,433,672
Brookfield Finance, Inc., 4.625%, due 10/16/80, Series 50 (Canada)(a)		88,400	1,458,600
Federal Agricultural Mortgage Corp., 4.875%, Series G(a)(f)		93,596	1,821,378
JPMorgan Chase & Co., 4.55%, Series JJ(f)		35,699	738,612
JPMorgan Chase & Co., 5.75%, Series DD(a)(f)		79,336	1,975,466
M&T Bank Corp., 7.50%, Series J(f)		153,200	3,954,092
Regions Financial Corp., 5.70% to 5/15/29, Series C(a)(f)(g)		78,811	1,808,713
Texas Capital Bancshares, Inc., 5.75%, Series B(a)(f)		31,676	598,993
U.S. Bancorp, 4.00%, Series M(f)		59,019	1,028,701
Wells Fargo & Co., 4.25%, Series DD(a)(f)		201,775	3,787,317
Wells Fargo & Co., 4.375%, Series CC(a)(c)(f)		232,850	4,484,691
Wells Fargo & Co., 4.70%, Series AA(a)(f)		194,758	3,955,535
Wells Fargo & Co., 4.75%, Series Z(a)(f)		171,825	3,506,948
Wells Fargo & Co., 5.625%, Series Y(a)(f)		87,479	2,052,257
Wells Fargo & Co., 7.50%, Series L (Convertible)(a)(f)		1,801	2,141,335

			51,875,775

BROKERAGE	1.4%
Morgan Stanley, 4.25%, Series O(a)(f)		72,556	1,389,448
Morgan Stanley, 5.85%, Series K(a)(f)		187,444	4,656,109
Morgan Stanley, 6.375%, Series I(a)(c)(f)		179,679	4,500,959
Morgan Stanley, 6.50%, Series P(a)(f)		82,182	2,144,950
Morgan Stanley, 6.875%, Series F(a)(c)(f)		25,704	644,913

			13,336,379

CONSUMER DISCRETIONARY PRODUCTS	0.1%
Ford Motor Co., Senior Debt, 6.20%, due 6/1/59		1,134	27,148
Ford Motor Co., Senior Debt, 6.50%, due 8/15/62		29,877	746,925

			774,073

See accompanying notes to consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

		Shares	Value
CONSUMER STAPLE PRODUCTS	0.6%
CHS, Inc., 6.75%, Series 3(a)(f)		70,235	$1,762,196
CHS, Inc., 7.10%, Series 2(a)(f)		110,595	2,847,821
CHS, Inc., 7.50%, Series 4(a)(f)		28,801	748,826

			5,358,843

FINANCE	0.6%
Affiliated Managers Group, Inc., 6.75%, due 3/30/64(a)		70,138	1,787,116
Apollo Global Management, Inc., 7.625% to 9/15/28, due 9/15/53(a)(g)		80,059	2,113,558
TPG Operating Group II LP, 6.95%, due 3/15/64		89,828	2,331,935

			6,232,609

INDUSTRIALS	0.4%
LXP Industrial Trust, 6.50%, Series C(a)(f)		76,536	3,472,438

INSURANCE	2.8%
Allstate Corp., 7.375%, Series J(a)(f)		77,822	2,079,404
Arch Capital Group Ltd., 4.55%, Series G(a)(f)		95,994	1,847,885
Assurant, Inc., 5.25%, due 1/15/61(a)		31,954	668,478
Athene Holding Ltd., 4.875%, Series D(a)(f)		102,832	1,936,327
Athene Holding Ltd., 5.625%, Series B(f)		39,516	850,780
Athene Holding Ltd., 6.35% to 6/30/29, Series A(a)(f)(g)		118,320	2,853,878
Athene Holding Ltd., 7.25% to 3/30/29, due 3/30/64(a)(g)		98,556	2,503,322
Athene Holding Ltd., 7.75% to 12/30/27, Series E(a)(f)(g)		85,591	2,208,248
Brighthouse Financial, Inc., 5.375%, Series C(f)		44,256	855,026
Enstar Group Ltd., 7.00% to 9/1/28, Series D(a)(f)(g)		63,422	1,588,721
Equitable Holdings, Inc., 4.30%, Series C(f)		39,419	712,301
Equitable Holdings, Inc., 5.25%, Series A(a)(f)		51,202	1,113,644
F&G Annuities & Life, Inc., Senior Debt, 7.95%, due 12/15/53(a)		108,670	2,816,726
Lincoln National Corp., 9.00%, Series D(a)(f)		98,733	2,759,587
Prudential Financial, Inc., 5.95%, due 9/1/62(a)		19,048	492,200
Reinsurance Group of America, Inc., 7.125% to 10/15/27, due 10/15/52(a)(g)		67,686	1,767,958
RenaissanceRe Holdings Ltd., 4.20%, Series G (Bermuda)(a)(f)		39,843	702,034

			27,756,519

See accompanying notes to consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

		Shares		Value
REGIONAL MALL	0.0%
Brookfield Property Partners LP, 5.75%, Series A(f)			30,407	$360,627

TELECOMMUNICATION SERVICES	0.8%
AT&T, Inc., 4.75%, Series C(f)			70,607	1,423,437
AT&T, Inc., 5.00%, Series A(f)			81,345	1,714,753
AT&T, Inc., Senior Debt, 5.35%, due 11/1/66(a)			58,743	1,354,026
Telephone & Data Systems, Inc., 6.00%, Series VV(f)			13,800	247,158
U.S. Cellular Corp., Senior Debt, 5.50%, due 3/1/70			30,877	628,347
U.S. Cellular Corp., Senior Debt, 5.50%, due 6/1/70			38,100	770,001
U.S. Cellular Corp., Senior Debt, 6.25%, due 9/1/69			91,121	2,036,554

				8,174,276

UTILITIES	1.3%
Brookfield BRP Holdings Canada, Inc., 4.625% (Canada)(a)(f)			78,000	1,208,220
Brookfield BRP Holdings Canada, Inc., 4.875% (Canada)(a)(f)			60,941	1,000,042
Brookfield Infrastructure Finance ULC, 5.00%, due 5/24/81 (Canada)(a)			81,825	1,444,211
Brookfield Infrastructure Partners LP, 5.125%, Series 13 (Canada)(a)(f)			84,096	1,560,822
SCE Trust VI, 5.00% (TruPS)(f)			24,554	485,678
SCE Trust VII, 7.50%, Series M (TruPS)(a)(f)			183,954	4,814,076
SCE Trust VIII, 6.95%, Series N(f)			97,636	2,513,151

				13,026,200

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$131,328,363)				130,367,739

		Principal Amount*
PREFERRED SECURITIES—OVER-THE-COUNTER	58.1%
BANKING	32.4%
Abanca Corp. Bancaria SA, 6.00% to 1/20/26 (Spain)(f)(g)(h)(i)		EUR	1,800,000	1,889,332
ABN AMRO Bank NV, 6.875% to 9/22/31 (Netherlands)(f)(g)(h)(i)		EUR	1,800,000	1,954,672

See accompanying notes to consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

	Principal Amount*		Value
AIB Group PLC, 7.125% to 10/30/29 (Ireland)(f)(g)(h)(i)	EUR	2,800,000	$3,002,949
Banco Bilbao Vizcaya Argentaria SA, 6.875% to 12/13/30 (Spain)(f)(g)(h)(i)	EUR	1,600,000	1,694,479
Banco Bilbao Vizcaya Argentaria SA, 9.375% to 3/19/29 (Spain)(a)(f)(g)(h)		3,200,000	3,413,811
Banco de Sabadell SA, 5.75% to 3/15/26 (Spain)(f)(g)(h)(i)	EUR	800,000	838,145
Banco de Sabadell SA, 9.375% to 7/18/28 (Spain)(f)(g)(h)(i)	EUR	1,800,000	2,127,918
Banco Santander SA, 7.00% to 11/20/29 (Spain)(f)(g)(h)(i)	EUR	1,600,000	1,722,088
Banco Santander SA, 9.625% to 11/21/28 (Spain)(a)(f)(g)(h)		2,400,000	2,576,542
Banco Santander SA, 9.625% to 5/21/33 (Spain)(a)(f)(g)(h)		4,800,000	5,332,824
Bank of America Corp., 4.375% to 1/27/27, Series RR(f)(g)		1,563,000	1,482,088
Bank of America Corp., 5.875% to 3/15/28, Series FF(a)(f)(g)		2,916,000	2,903,654
Bank of America Corp., 6.10% to 3/17/25, Series AA(a)(f)(g)		2,192,000	2,191,090
Bank of America Corp., 6.125% to 4/27/27, Series TT(a)(f)(g)		4,210,000	4,243,179
Bank of America Corp., 6.30% to 3/10/26, Series DD(a)(f)(g)		1,821,000	1,831,651
Bank of Nova Scotia, 4.90% to 6/4/25 (Canada)(a)(f)(g)		1,055,000	1,036,802
Bank of Nova Scotia, 8.00% to 1/27/29, due 1/27/84 (Canada)(g)		1,800,000	1,863,304
Bank of Nova Scotia, 8.625% to 10/27/27, due 10/27/82 (Canada)(a)(g)		3,200,000	3,360,438
Barclays Bank PLC, 6.278% to 12/15/34, Series 1 (United Kingdom)(a)(f)(g)		700,000	687,839
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)(a)(f)(g)(h)		3,800,000	3,728,720
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(f)(g)(h)		1,300,000	1,323,192

See accompanying notes to consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

	Principal Amount*		Value
Barclays PLC, 8.875% to 9/15/27 (United Kingdom)(f)(g)(h)(i)	GBP	2,300,000	$2,982,997
Barclays PLC, 9.25% to 9/15/28 (United Kingdom)(f)(g)(h)	GBP	1,400,000	1,837,653
Barclays PLC, 9.625% to 12/15/29 (United Kingdom)(a)(c)(f)(g)(h)		5,100,000	5,541,619
BNP Paribas SA, 4.625% to 1/12/27 (France)(a)(f)(g)(h)(j)		2,600,000	2,346,434
BNP Paribas SA, 4.625% to 2/25/31 (France)(a)(f)(g)(h)(j)		1,526,000	1,225,796
BNP Paribas SA, 7.75% to 8/16/29 (France)(a)(c)(f)(g)(h)(j)		6,400,000	6,470,496
BNP Paribas SA, 8.50% to 8/14/28 (France)(a)(f)(g)(h)(j)		6,800,000	6,981,669
BNP Paribas SA, 9.25% to 11/17/27 (France)(a)(c)(f)(g)(h)(j)		5,600,000	5,951,882
CaixaBank SA, 7.50% to 1/16/30 (Spain)(f)(g)(h)(i)	EUR	1,400,000	1,561,178
CaixaBank SA, 8.25% to 3/13/29 (Spain)(f)(g)(h)(i)	EUR	3,000,000	3,419,068
Charles Schwab Corp., 4.00% to 6/1/26, Series I(a)(c)(f)(g)		9,965,000	9,362,177
Charles Schwab Corp., 4.00% to 12/1/30, Series H(a)(c)(f)(g)		7,520,000	6,431,585
Charles Schwab Corp., 5.375% to 6/1/25, Series G(a)(c)(f)(g)		1,983,000	1,965,698
Citigroup Capital III, 7.625%, due 12/1/36 (TruPS)(a)		4,700,000	4,931,058
Citigroup, Inc., 3.875% to 2/18/26, Series X(a)(c)(f)(g)		4,599,000	4,364,025
Citigroup, Inc., 4.15% to 11/15/26, Series Y(a)(f)(g)		1,256,000	1,175,460
Citigroup, Inc., 5.95% to 5/15/25, Series P(a)(c)(f)(g)		4,425,000	4,401,618
Citigroup, Inc., 6.25% to 8/15/26, Series T(a)(f)(g)		2,414,000	2,418,349
Citigroup, Inc., 7.625% to 11/15/28, Series AA(a)(f)(g)		4,228,000	4,412,679
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series F(a)(f)(g)		1,481,000	1,439,908
CoBank ACB, 6.25% to 10/1/26, Series I(b)(f)(g)		4,334,000	4,301,867
CoBank ACB, 6.45% to 10/1/27, Series K(f)(g)		2,740,000	2,709,345
Commerzbank AG, 7.875% to 10/9/31, Series EMTN (Germany)(f)(g)(h)(i)	EUR	1,600,000	1,711,328
Coventry Building Society, 8.75% to 6/11/29 (United Kingdom)(f)(g)(h)(i)	GBP	1,200,000	1,529,100

See accompanying notes to consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

	Principal Amount*			Value
Credit Agricole SA, 4.75% to 3/23/29 (France)(a)(f)(g)(h)(j)		2,400,000		$2,093,018
Credit Agricole SA, 6.50% to 9/23/29, Series EMTN (France)(f)(g)(h)(i)	EUR	2,700,000		2,896,945
Credit Agricole SA, 8.125% to 12/23/25 (France)(a)(f)(g)(h)(j)		1,600,000		1,625,830
Credit Suisse Group AG, 5.25%, Claim (Switzerland)(d)(f)(h)(j)(k)(l)		1,200,000		108,000
Credit Suisse Group AG, 6.375%, Claim (Switzerland)(d)(f)(h)(j)(k)(l)		1,200,000		108,000
Credit Suisse Group AG, 7.50%, Claim (Switzerland)(d)(f)(h)(j)(k)(l)		1,000,000		90,000
Deutsche Bank AG, 6.00% to 10/30/25, Series 2020 (Germany)(f)(g)(h)		600,000		570,925
Deutsche Bank AG, 8.125% to 10/30/29 (Germany)(f)(g)(h)(i)	EUR	2,600,000		2,805,981
Deutsche Bank AG, 10.00% to 12/1/27 (Germany)(f)(g)(h)(i)	EUR	3,200,000		3,690,581
Discover Financial Services, 6.125% to 6/23/25, Series D(f)(g)		790,000		783,501
Erste Group Bank AG, 7.00% to 4/15/31 (Austria)(f)(g)(h)(i)	EUR	1,400,000		1,474,967
Farm Credit Bank of Texas, 5.70% to 9/15/25, Series 4(f)(g)(j)		2,875,000		2,835,500
Farm Credit Bank of Texas, 7.75% to 6/15/29(f)(g)		1,655,000		1,679,896
Farm Credit Bank of Texas, 9.596% (3 Month USD Term SOFR + 4.01%)(a)(f)(j)(m)		18,000	†	1,809,000
First Horizon Bank, 6.409% (3 Month USD Term SOFR + 1.112%, Floor 3.75%)(a)(f)(j)(m)		2,800	†	1,876,000
Goldman Sachs Group, Inc., 3.65% to 8/10/26, Series U(a)(f)(g)		2,951,000		2,751,501
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, Series 2 (United Kingdom)(a)(f)(g)(j)		1,592,000		1,930,340
HSBC Holdings PLC, 4.60% to 12/17/30 (United Kingdom)(f)(g)(h)		1,800,000		1,547,206
HSBC Holdings PLC, 6.00% to 5/22/27 (United Kingdom)(f)(g)(h)		1,000,000		968,098
HSBC Holdings PLC, 6.50%, due 9/15/37 (United Kingdom)		600,000		614,864

See accompanying notes to consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

	Principal Amount*		Value
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)(a)(c)(f)(g)(h)		1,700,000	$1,677,828
HSBC Holdings PLC, 8.00% to 3/7/28 (United Kingdom)(a)(f)(g)(h)		3,600,000	3,789,900
Huntington Bancshares, Inc., 4.45% to 10/15/27, Series G(a)(f)(g)		3,043,000	2,777,791
Huntington Bancshares, Inc., 5.625% to 7/15/30, Series F(a)(f)(g)		4,061,000	3,901,887
ING Groep NV, 4.875% to 5/16/29 (Netherlands)(f)(g)(h)(i)		2,230,000	1,942,853
ING Groep NV, 5.75% to 11/16/26 (Netherlands)(a)(c)(f)(g)(h)		6,200,000	5,965,144
ING Groep NV, 7.50% to 5/16/28 (Netherlands)(f)(g)(h)(i)		1,400,000	1,400,109
ING Groep NV, 8.00% to 5/16/30 (Netherlands)(f)(g)(h)(i)		2,800,000	2,858,870
Intesa Sanpaolo SpA, 7.00% to 5/20/32 (Italy)(f)(g)(h)(i)	EUR	1,400,000	1,489,960
Intesa Sanpaolo SpA, 7.70% to 9/17/25 (Italy)(a)(f)(g)(h)(j)		4,400,000	4,399,659
Intesa Sanpaolo SpA, 9.125% to 9/7/29 (Italy)(f)(g)(h)(i)	EUR	1,600,000	1,895,465
JPMorgan Chase & Co., 6.875% to 6/1/29, Series NN(a)(c)(f)(g)		8,999,000	9,317,241
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(a)(f)(g)(h)		3,400,000	3,407,271
M&T Bank Corp., 3.50% to 9/1/26, Series I(f)(g)		861,000	720,657
NatWest Group PLC, 6.00% to 12/29/25 (United Kingdom)(a)(c)(f)(g)(h)		4,600,000	4,511,389
NatWest Group PLC, 8.00% to 8/10/25 (United Kingdom)(a)(f)(g)(h)		2,300,000	2,317,273
Nordea Bank Abp, 6.625% to 3/26/26 (Finland)(a)(f)(g)(h)(j)		2,070,000	2,059,458
PNC Financial Services Group, Inc., 6.00% to 5/15/27, Series U(a)(f)(g)		4,401,000	4,357,197
PNC Financial Services Group, Inc., 6.20% to 9/15/27, Series V(a)(f)(g)		3,973,000	3,967,476
PNC Financial Services Group, Inc., 6.25% to 3/15/30, Series W(a)(f)(g)		5,282,000	5,160,357

See accompanying notes to consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

	Principal Amount*		Value
Regions Financial Corp., 5.75% to 6/15/25, Series D(a)(f)(g)		1,472,000	$1,449,847
Skandinaviska Enskilda Banken AB, 6.875% to 6/30/27 (Sweden)(f)(g)(h)(i)		1,200,000	1,188,000
Societe Generale SA, 5.375% to 11/18/30 (France)(a)(f)(g)(h)(j)		3,000,000	2,424,468
Societe Generale SA, 6.75% to 4/6/28 (France)(a)(f)(g)(h)(j)		1,800,000	1,614,296
Societe Generale SA, 8.00% to 9/29/25 (France)(a)(f)(g)(h)(j)		2,000,000	1,998,940
Societe Generale SA, 9.375% to 11/22/27 (France)(a)(c)(f)(g)(h)(j)		5,200,000	5,270,746
Societe Generale SA, 10.00% to 11/14/28 (France)(a)(f)(g)(h)(j)		2,800,000	2,911,983
Standard Chartered PLC, 7.875% to 3/8/30 (United Kingdom)(a)(f)(g)(h)(j)		3,200,000	3,213,782
State Street Corp., 6.70% to 3/15/29, Series I(a)(c)(f)(g)		3,784,000	3,816,016
Stichting AK Rabobank Certificaten, 6.50% (Netherlands)(f)(i)	EUR	2,060,950	2,400,469
Swedbank AB, 7.75% to 3/17/30 (Sweden)(f)(g)(h)(i)		2,400,000	2,401,740
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82 (Canada)(a)(c)(g)		5,600,000	5,817,627
Truist Financial Corp., 4.95% to 9/1/25, Series P(a)(f)(g)		898,000	881,859
Truist Financial Corp., 5.10% to 3/1/30, Series Q(a)(f)(g)		3,523,000	3,307,562
Truist Financial Corp., 5.125% to 12/15/27, Series M(a)(c)(f)(g)		2,460,000	2,336,483
UBS Group AG, 4.875% to 2/12/27 (Switzerland)(a)(f)(g)(h)(j)		2,200,000	2,020,310
UBS Group AG, 9.25% to 11/13/28 (Switzerland)(a)(c)(f)(g)(h)(j)		5,000,000	5,392,015
UBS Group AG, 9.25% to 11/13/33 (Switzerland)(a)(c)(f)(g)(h)(j)		5,400,000	6,060,917
U.S. Bancorp, 3.70% to 1/15/27, Series N(a)(f)(g)		1,878,000	1,703,293
U.S. Bancorp, 5.30% to 4/15/27, Series J(a)(f)(g)		1,535,000	1,492,326
Virgin Money U.K. PLC, 8.25% to 6/17/27 (United Kingdom)(f)(g)(h)(i)	GBP	1,600,000	2,035,200

See accompanying notes to consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

		Principal Amount*			Value
Virgin Money U.K. PLC, 11.00% to 12/8/28 (United Kingdom)(f)(g)(h)(i)		GBP	800,000		$1,135,535
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(a)(c)(f)(g)			10,126,000		9,696,160
Wells Fargo & Co., 5.95%, due 12/15/36(a)(c)			2,969,000		2,962,812
Wells Fargo & Co., 7.625% to 9/15/28(a)(c)(f)(g)			5,080,000		5,422,417

					317,810,447

BROKERAGE	1.0%
Goldman Sachs Capital I, 6.345%, due 2/15/34 (TruPS)(a)			2,542,000		2,625,897
Goldman Sachs Group, Inc., 7.50% to 2/10/29, Series W(a)(f)(g)			1,321,000		1,387,333
Goldman Sachs Group, Inc., 7.50% to 5/10/29, Series X(f)(g)			5,946,000		6,129,458

					10,142,688

CONSUMER STAPLE PRODUCTS	0.8%
Dairy Farmers of America, Inc., 7.875%(a)(c)(f)(j)			82,000	†	8,036,000

ENERGY	0.5%
BP Capital Markets PLC, 4.375% to 6/22/25(f)(g)			280,000		275,197
BP Capital Markets PLC, 4.875% to 3/22/30(a)(f)(g)			1,985,000		1,877,584
BP Capital Markets PLC, 6.45% to 12/1/33(a)(f)(g)			2,880,000		2,965,631

					5,118,412

FINANCE	0.7%
American Express Co., 3.55% to 9/15/26, Series D(a)(f)(g)			3,017,000		2,819,990
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50(a)(c)(g)(j)			1,499,000		1,471,932
ARES Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51(a)(c)(g)(j)			2,365,000		2,209,133
PNC Financial Services Group, Inc., 3.40% to 9/15/26, Series T(f)(g)			742,000		667,555

					7,168,610

INSURANCE	8.1%
Aegon Ltd., 5.50% to 4/11/28, due 4/11/48 (Netherlands)(a)(g)			800,000		773,323
Allianz SE, 3.50% to 11/17/25 (Germany)(a)(f)(g)(h)(j)			2,200,000		2,054,565
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48(a)(g)			2,900,000		2,913,651

See accompanying notes to consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

	Principal Amount*		Value
AXA SA, 6.375% to 7/16/33, Series EMTN (France)(f)(g)(h)(i)	EUR	650,000	$713,266
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40(a)(g)		1,475,000	1,352,592
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(a)(g)		2,820,000	2,847,450
Enstar Finance LLC, 5.50% to 1/15/27, due 1/15/42(a)(g)		2,975,000	2,878,160
Enstar Finance LLC, 5.75% to 9/1/25, due 9/1/40(a)(c)(g)		2,484,000	2,435,384
Equitable Holdings, Inc., 4.95% to 9/15/25, Series B(a)(f)(g)		1,365,000	1,347,159
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51(a)(g)(j)		3,582,000	3,327,950
Global Atlantic Fin Co., 7.95% to 7/15/29, due 10/15/54(g)(j)		2,685,000	2,705,715
Hartford Financial Services Group, Inc., 7.709% (3 Month USD Term SOFR + 2.387%), due 2/12/47, Series ICON(a)(j)(m)		2,200,000	1,961,089
ILFC E-Capital Trust I, 7.159% (3 Month USD Term SOFR + 1.812%), due 12/21/65 (TruPS)(a)(j)(m)		1,483,000	1,212,018
Liberty Mutual Group, Inc., 4.125% to 9/15/26, due 12/15/51(a)(g)(j)		2,346,000	2,197,992
Lincoln National Corp., 9.25% to 12/1/27, Series C(a)(f)(g)		1,745,000	1,885,448
Markel Group, Inc., 6.00% to 6/1/25(a)(f)(g)		1,195,000	1,188,210
MetLife Capital Trust IV, 7.875%, due 12/15/37 (TruPS)(a)(c)(j)		3,181,000	3,415,131
MetLife, Inc., 9.25%, due 4/8/38(a)(c)(j)		7,665,000	8,886,479
MetLife, Inc., 10.75%, due 8/1/39(a)(c)		2,867,000	3,840,456
Nippon Life Insurance Co., 5.95% to 4/16/34, due 4/16/54 (Japan)(g)(j)		1,530,000	1,509,409
Phoenix Group Holdings PLC, 5.625% to 1/29/25 (United Kingdom)(f)(g)(h)(i)		336,000	332,927
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(a)(c)(g)		3,153,000	3,117,626
Prudential Financial, Inc., 6.50% to 12/15/33, due 3/15/54(a)(g)		4,586,000	4,640,954
Prudential Financial, Inc., 6.75% to 12/1/32, due 3/1/53(a)(g)		2,520,000	2,582,841

See accompanying notes to consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

		Principal Amount*	Value
QBE Insurance Group Ltd., 5.875% to 5/12/25 (Australia)(a)(f)(g)(j)		4,200,000	$4,167,383
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)(g)(i)		1,700,000	1,685,233
Rothesay Life PLC, 4.875% to 4/13/27, Series NC6 (United Kingdom)(f)(g)(h)(i)		1,700,000	1,503,468
Rothesay Life PLC, 7.00% to 6/11/29, due 9/11/34 (United Kingdom)(g)(i)		1,400,000	1,403,661
SBL Holdings, Inc., 6.50% to 11/13/26(a)(f)(g)(j)		2,510,000	2,034,217
SBL Holdings, Inc., 7.00% to 5/13/25(a)(f)(g)(j)		2,100,000	1,833,998
Sumitomo Life Insurance Co., 5.875% to 1/18/34 (Japan)(a)(f)(g)(j)		3,600,000	3,513,827
Zurich Finance Ireland Designated Activity Co., 3.00% to 1/19/31, due 4/19/51, Series EMTN (Switzerland)(g)(i)		3,300,000	2,720,438

			78,982,020

PIPELINES	5.9%
Enbridge, Inc., 5.50% to 7/15/27, due 7/15/77, Series 2017-A (Canada)(g)		780,000	736,200
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A (Canada)(a)(g)		3,020,000	2,854,452
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(a)(g)		5,120,000	4,981,529
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(a)(g)		5,330,000	5,120,175
Enbridge, Inc., 7.20% to 3/27/34, due 6/27/54 (Canada)(g)		2,420,000	2,440,619
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(a)(g)		1,914,000	1,920,651
Enbridge, Inc., 7.375% to 12/15/29, due 3/15/55 (Canada)(g)		1,240,000	1,245,580
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)(a)(g)		4,056,000	4,156,325
Enbridge, Inc., 8.25% to 10/15/28, due 1/15/84, Series NC5 (Canada)(a)(g)		3,390,000	3,540,557
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84 (Canada)(a)(c)(g)		4,470,000	4,829,978
Energy Transfer LP, 6.50% to 11/15/26, Series H(a)(c)(f)(g)		2,170,000	2,145,805
Energy Transfer LP, 7.125% to 5/15/30, Series G(a)(f)(g)		3,050,000	3,028,772
Energy Transfer LP, 8.00% to 2/15/29, due 5/15/54(g)		505,000	528,541

See accompanying notes to consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

		Principal Amount*		Value
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)(a)(c)(g)			9,764,000	$8,997,322
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)(a)(g)			5,307,000	4,817,770
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(a)(c)(g)			6,710,000	6,583,891

				57,928,167

RETAIL & WHOLESALE—STAPLES	0.2%
Land O’ Lakes, Inc., 7.00%(a)(f)(j)			1,650,000	1,295,250
Land O’ Lakes, Inc., 7.25%(a)(f)(j)			945,000	770,175

				2,065,425

SHOPPING CENTER	0.9%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80 (Australia)(a)(c)(g)(j)			4,995,000	4,827,212
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80 (Australia)(a)(g)(j)			2,300,000	2,143,723
Unibail-Rodamco-Westfield SE, 7.25% to 7/3/28 (France)(f)(g)(i)		EUR	1,600,000	1,803,453

				8,774,388

TELECOMMUNICATION SERVICES	0.4%
Telefonica Europe BV, 6.135% to 2/3/30 (Spain)(f)(g)(i)		EUR	1,200,000	1,349,001
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(a)(g)			2,290,000	1,955,075

				3,304,076

UTILITIES	7.2%
AES Corp., 7.60% to 10/15/29, due 1/15/55(g)			1,690,000	1,711,792
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(a)(g)			5,618,000	5,143,458
American Electric Power Co., Inc., 3.875% to 11/15/26, due 2/15/62(a)(g)			2,670,000	2,459,478
American Electric Power Co., Inc., 6.95% to 9/15/34, due 12/15/54(g)			3,190,000	3,181,358
American Electric Power Co., Inc., 7.05% to 9/15/29, due 12/15/54(g)			2,970,000	2,964,354
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50(a)(g)			1,600,000	1,467,093
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(a)(f)(g)			4,487,000	4,232,646

See accompanying notes to consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

	Principal Amount*		Value
Dominion Energy, Inc., 6.875% to 11/3/29, due 2/1/55, Series A(g)		2,055,000	$2,098,589
Dominion Energy, Inc., 7.00% to 3/3/34, due 6/1/54, Series B(g)		3,217,000	3,355,215
Edison International, 5.375% to 3/15/26, Series A(a)(f)(g)		3,860,000	3,769,867
Edison International, 7.875% to 3/15/29, due 6/15/54(a)(g)		1,590,000	1,642,300
Electricite de France SA, 7.50% to 9/6/28, Series EMTN (France)(f)(g)(i)	EUR	800,000	917,513
Electricite de France SA, 9.125% to 3/15/33 (France)(a)(c)(f)(g)(j)		1,000,000	1,090,099
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(a)(c)(g)		3,161,000	3,148,966
Enel SpA, 6.625% to 4/16/31, Series EMTN (Italy)(f)(g)(i)	EUR	1,000,000	1,156,948
Entergy Corp., 7.125% to 9/1/29, due 12/1/54(g)		3,515,000	3,492,634
EUSHI Finance, Inc., 7.625% to 9/15/29, due 12/15/54(g)(j)		1,940,000	1,952,313
NextEra Energy Capital Holdings, Inc., 3.80% to 3/15/27, due 3/15/82(a)(g)		1,382,000	1,280,852
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79(a)(c)(g)		1,547,000	1,484,250
NextEra Energy Capital Holdings, Inc., 6.70% to 6/1/29, due 9/1/54(a)(c)(g)		4,878,000	4,888,338
NextEra Energy Capital Holdings, Inc., 6.75% to 3/15/34, due 6/15/54(g)		6,075,000	6,125,022
NiSource, Inc., 6.95% to 8/30/29, due 11/30/54(g)		1,710,000	1,722,138
Sempra, 4.125% to 1/1/27, due 4/1/52(a)(g)		3,360,000	3,109,514
Sempra, 4.875% to 10/15/25(a)(c)(f)(g)		2,181,000	2,144,612
Sempra, 6.875% to 7/1/29, due 10/1/54(a)(g)		4,655,000	4,637,999
Southern Co., 3.75% to 6/15/26, due 9/15/51, Series 21-A(g)		1,687,000	1,587,654

			70,765,002

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$567,880,710)			570,095,235

See accompanying notes to consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

		Ownership%††	Value
PRIVATE REAL ESTATE—OFFICE	1.2%
Legacy Gateway JV LLC, Plano, TX(l)		33.6%	$12,154,491

TOTAL PRIVATE REAL ESTATE (Identified cost—$14,071,976)			12,154,491

		Shares
SHORT-TERM INVESTMENTS	1.3%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 5.25%(n)		7,121,736	7,121,736
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.25%(n)		5,694,000	5,694,000

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$12,815,736)			12,815,736

PURCHASED OPTION CONTRACTS (Premiums paid—$36,533)	0.0%		529

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$1,236,512,297)	144.0%		1,412,968,948
WRITTEN OPTION CONTRACTS (Premiums received—$252,391)	(0.0)		(131,997)
LIABILITIES IN EXCESS OF OTHER ASSETS	(44.0)		(431,434,917)
SERIES A CUMULATIVE PREFERRED STOCK, AT LIQUIDATION VALUE	(0.0)		(125,000)

NET ASSETS (Equivalent to $20.52 per share based on 47,812,112 shares of common stock outstanding)	100.0%		$981,277,034

Exchange-Traded Option Contracts

Purchased Options

Description	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount(o)	Premiums Paid	Value
Call—Equinix, Inc.	$840.00	7/19/24	24	$1,815,840	$36,533	$529

See accompanying notes to consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

Written Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(o)	Premiums Received	Value
Call—Equinix, Inc.	$860.00	7/19/24	(48)	$(3,631,680)	$(49,636)	$(268)
Call—Iron Mountain, Inc.	92.50	7/19/24	(211)	(1,890,982)	(18,811)	(11,605)
Call—Equinix, Inc.	830.00	8/16/24	(25)	(1,891,500)	(43,507)	(18,829)
Call—Healthcare Realty Trust, Inc.	17.50	8/16/24	(1,030)	(1,697,440)	(36,887)	(25,750)
Call—Iron Mountain, Inc.	95.00	8/16/24	(210)	(1,882,020)	(20,490)	(23,100)
Put—Rexford Industrial Realty, Inc.	40.00	7/19/24	(408)	(1,819,272)	(19,818)	(2,684)
Put—Equity LifeStyle Properties, Inc.	60.00	8/16/24	(125)	(814,125)	(11,866)	(6,841)
Put—Omega Healthcare Investors, Inc.	31.00	8/16/24	(1,121)	(3,839,425)	(32,030)	(22,420)
Put—Public Storage	270.00	8/16/24	(65)	(1,869,725)	(19,346)	(20,500)
			(3,243)	$(19,336,169)	$(252,391)	$(131,997)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$105,000,000	0.670%	Monthly	5.454%(p)	Monthly	9/15/25	$5,568,724	$11,912	$5,580,636
87,500,000	1.240%	Monthly	5.454%(p)	Monthly	2/3/26	5,081,157	1,965	5,083,122
65,000,000	0.762%	Monthly	5.454%(p)	Monthly	9/15/26	5,364,163	10,258	5,374,421
105,000,000	1.237%	Monthly	5.454%(p)	Monthly	9/15/27	10,001,281	18,108	10,019,389

						$26,015,325	$42,243	$26,057,568

The total amount of all interest rate swap contracts as presented in the table above is representative of the volume of activity for this derivative type during the six months ended June 30, 2024.

Over-the-Counter Total Return Swap Contracts

Counterparty		Notional Amount	Fixed Payable Rate	Fixed Payment Frequency	Underlying Reference Entity	Position	Maturity Date	Value	Premiums Paid	Unrealized Appreciation (Depreciation)
BNP Paribas	EUR	25,112,348	0.20%	Monthly	BNPXCES5 Index(q)	Short	6/20/29	$(16,381)	$(10,740)	$(27,121)

See accompanying notes to consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	1,579,176	USD	1,721,586	7/2/24	$30,367
Brown Brothers Harriman	EUR	2,673,844	USD	2,907,685	7/2/24	44,131
Brown Brothers Harriman	EUR	34,999,995	USD	38,043,944	7/2/24	560,683
Brown Brothers Harriman	GBP	452,061	USD	578,029	7/2/24	6,579
Brown Brothers Harriman	GBP	808,751	USD	1,034,730	7/2/24	12,388
Brown Brothers Harriman	GBP	6,032,326	USD	7,680,116	7/2/24	54,656
Brown Brothers Harriman	USD	42,073,737	EUR	39,253,015	7/2/24	(35,702)
Brown Brothers Harriman	USD	9,218,308	GBP	7,293,138	7/2/24	944
Brown Brothers Harriman	EUR	40,234,070	USD	43,185,038	8/2/24	33,456
Brown Brothers Harriman	GBP	7,557,485	USD	9,553,447	8/2/24	(1,704)
						$705,798

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
ETF	Exchange-Traded Fund
EUR	Euro Currency
GBP	British Pound
ICON	Income Capital Obligation Note
OIS	Overnight Indexed Swap
SOFR	Secured Overnight Financing Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

*	Amount denominated in U.S. dollars unless otherwise indicated.
†	Represents shares.
††	Legacy Gateway JV LLC, owns a Class A office building located at 6860 N. Dallas Parkway, Plano, Texas 75024.
(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $943,052,057 in aggregate has been pledged as collateral.
(b)	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $11,278,348 in aggregate has been pledged as collateral.

See accompanying notes to consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

(c)	A portion of the security has been rehypothecated in connection with the Fund’s revolving credit agreement. $407,676,220 in aggregate has been rehypothecated.
(d)	Non-income producing security.
(e)

Restricted security. Aggregate holdings equal 0.6% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $3,755,469. Security value is determined based on significant unobservable inputs (Level 3).

(f)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(g)	Security converts to floating rate after the indicated fixed-rate coupon period.
(h)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $169,130,780 which represents 17.2% of the net assets of the Fund (11.8% of the managed assets of the Fund).

(i)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $67,635,837 which represents 6.9% of the net assets of the Fund, of which 0.0% are illiquid.

(j)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $135,434,149 which represents 13.8% of the net assets of the Fund, of which 1.1% are illiquid.

(k)	Security is in default.
(l)	Security value is determined based on significant unobservable inputs (Level 3).
(m)	Variable rate. Rate shown is in effect at June 30, 2024.
(n)	Rate quoted represents the annualized seven-day yield.
(o)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
(p)	Based on USD-SOFR-OIS. Represents rates in effect at June 30, 2024.
(q)	The index intends to track the performance of the iTraxx Europe Senior Financial CDS. The two constituent investments held within the index at June 30, 2024 were as follows:

Investment	Receive	Frequency	Payment	Frequency	Maturity Date	Total Weight	6/30/24 Price	6/30/24 Value
Credit Default Swaps (CDS)—Markit iTraxx Europe Senior Financials Index	10% per annum	Quarterly	Performance of CDS	Semiannually	6/20/29	100.06%	EUR 71.80	$25,141,571
Cash	—	—	—	—	—	(0.06)%	—	(14,336)

See accompanying notes to consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

June 30, 2024 (Unaudited)

ASSETS:
Investments in securities, at value(a) (Identified cost—$1,236,512,297)	$1,412,968,948
Cash	586,594
Cash collateral pledged for interest rate swap contracts	5,485,719
Foreign currency, at value (Identified cost—$115,953)	115,883
Receivable for:
Dividends and interest	10,405,428
Investment securities sold	6,864,836
Variation margin on interest rate swap contracts	153,029
Unrealized appreciation on forward foreign currency exchange contracts	743,204
Other assets	64,626

Total Assets	1,437,388,267

LIABILITIES:
Written option contracts, at value (Premiums received—$252,391)	131,997
Total return swap contracts, at value (Premiums paid—$10,740)	16,381
Unrealized depreciation on forward foreign currency exchange contracts	37,406
Payable for:
Credit agreement	450,000,000
Interest expense	2,260,000
Investment securities purchased	2,020,707
Investment management fees	758,915
Dividends and distributions declared	275,591
Administration fees	70,054
Other liabilities	415,182

Total Liabilities	455,986,233

Series A Cumulative Preferred Stock (125 shares authorized and issued at $1,000 per share) (Note 7)	125,000

TOTAL NET ASSETS APPLICABLE TO COMMON SHARES	$981,277,034

NET ASSETS Applicable to Common Shareholders consist of:
Paid-in capital	$816,645,708
Total distributable earnings/(accumulated loss)	164,631,326

$981,277,034

NET ASSET VALUE PER COMMON SHARE:
($981,277,034 ÷ 47,812,112 common shares outstanding)	$20.52

MARKET PRICE PER COMMON SHARE	$20.37

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER COMMON SHARE	(0.73)%

(a)	Includes $943,052,057 pledged as collateral, of which $407,676,220 has been rehypothecated in connection with the Fund’s credit agreement, as described in Note 9.

See accompanying notes to consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2024 (Unaudited)

Investment Income:
Interest income	$17,173,182
Dividend income	16,888,542

Total Investment Income	34,061,724

Expenses:
Interest expense	13,688,625
Investment management fees	4,587,323
Administration fees	489,268
Shareholder reporting expenses	249,450
Professional fees	83,743
Custodian fees and expenses	70,186
Directors’ fees and expenses	21,132
Transfer agent fees and expenses	14,299
Miscellaneous	14,552

Total Expenses	19,218,578

Net Investment Income (Loss)	14,843,146

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	(9,911,336)
Written option contracts	389,487
Interest rate swap contracts	8,330,454
Total return swap contracts	(402,415)
Forward foreign currency exchange contracts	193,903
Foreign currency transactions	1,609

Net realized gain (loss)	(1,398,298)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	12,417,611
Written option contracts	532,259
Interest rate swap contracts	(473,601)
Total return swap contracts	82,784
Forward foreign currency exchange contracts	1,113,162
Foreign currency translations	(12,685)

Net change in unrealized appreciation (depreciation)	13,659,530

Net Realized and Unrealized Gain (Loss)	12,261,232

Net Increase (Decrease) in Net Assets Resulting from Operations	27,104,378

Distributions Paid to Series A Cumulative Preferred Stockholders (Note 7)	(7,458)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting From Operations	$27,096,920

See accompanying notes to consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES (Unaudited)

	For the Six Months Ended June 30, 2024	For the Year Ended December 31, 2023
Change in Net Assets Applicable to Common Shareholders:
From Operations:
Net investment income (loss)	$14,843,146	$33,043,343
Net realized gain (loss)	(1,398,298)	(29,642,366)
Net change in unrealized appreciation (depreciation)	13,659,530	106,507,085
Distributions paid to Series A Cumulative Preferred Stockholders	(7,458)	(14,833)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	27,096,920	109,893,229

Distributions to Common Shareholders	(38,993,899)	(77,937,834)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	1,061,092	588,799

Total increase (decrease) in net assets applicable to Common Shareholders	(10,835,887)	32,544,194
Net Assets Applicable to Common Shareholders:
Beginning of period	992,112,921	959,568,727

End of period	$981,277,034	$992,112,921

See accompanying notes to consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2024 (Unaudited)

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations*	$27,104,378
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(298,256,415)
Proceeds from sales and maturities of long-term investments	314,706,972
Net purchases, sales and maturities of short-term investments	(4,336,666)
Net amortization of premium on investments in securities	382,498
Net decrease in dividends and interest receivable and other assets	1,166,072
Net decrease in interest expense payable, accrued expenses and other liabilities	(139,156)
Net increase in receivable for variation margin on interest rate swap contracts	(217,789)
Net increase in premiums received from written option contracts	79,287
Net change in unrealized appreciation on written option contracts	(532,259)
Net change in unrealized appreciation on investments in securities	(12,417,611)
Net change in unrealized appreciation on total return swap contracts	(82,784)
Net change in unrealized appreciation on forward foreign currency exchange contracts	(1,113,162)
Net realized loss on investments in securities	9,911,336

Cash provided by operating activities	36,254,701

Cash Flows from Financing Activities:
Distributions paid on Series A Cumulative Preferred Stock (net of distributions payable)	(7,458)
Dividends and distributions paid	(37,935,689)

Cash used for financing activities	(37,943,147)

Increase (decrease) in cash and restricted cash	(1,688,446)
Cash and restricted cash at beginning of period (including foreign currency)	7,876,642

Cash and restricted cash at end of period (including foreign currency)	$6,188,196

Supplemental Disclosure of Cash Flow Information:

For the six months ended June 30, 2024, interest paid was $13,843,750 and reinvestment of dividends was $1,061,092.

*	Does not include distributions paid to Series A Cumulative Preferred Stockholders.

See accompanying notes to consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS—(Continued)

For the Six Months Ended June 30, 2024 (Unaudited)

The following table provides a reconciliation of cash and restricted cash reported within the Consolidated Statement of Assets and Liabilities that sums to the total of such amounts shown on the Consolidated Statement of Cash Flows.

Cash	$586,594
Restricted cash	5,485,719
Foreign currency	115,883

Total cash and restricted cash shown on the Consolidated Statement of Cash Flows	$6,188,196

Restricted cash consists of cash that has been deposited with a broker and pledged to cover the Fund’s collateral or margin obligations under derivative contracts. It is reported on the Consolidated Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts.

See accompanying notes to consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the consolidated financial statements. It should be read in conjunction with the consolidated financial statements and notes thereto.

	For the Six Months Ended June 30, 2024(a)		For the Year Ended December 31,
Per Share Operating Data:			2023(a)		2022(a)		2021(a)	2020	2019
Net asset value per common share, beginning of period	$20.77		$20.10		$29.24		$23.62	$24.73	$19.98

Income (loss) from investment operations:
Net investment income (loss)(b)	0.31		0.69		0.88		0.73	0.79	0.87
Net realized and unrealized gain (loss)	0.26		1.61		(7.32)		6.38	(0.41)	5.37
Distributions paid to Series A Cumulative Preferred Stockholders	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	—	—	—

Total from investment operations applicable to common shares	0.57		2.30		(6.44)		7.11	0.38	6.24

Less dividends and distributions to common shareholders from:

Net investment income	(0.82)		(1.04)		(0.55)		(0.51)	(0.51)	(0.85)
Net realized gain	—		(0.59)		(2.15)		(0.98)	(0.98)	(0.64)

Total dividends and distributions to common shareholders	(0.82)		(1.63)		(2.70)		(1.49)	(1.49)	(1.49)

Anti-dilutive effect from the issuance of reinvested shares	0.00	(c)	0.00	(c)	0.00	(c)	—	—	—

Net increase (decrease) in net asset value per common share	(0.25)		0.67		(9.14)		5.62	(1.11)	4.75

Net asset value per common share, end of period	$20.52		$20.77		$20.10		$29.24	$23.62	$24.73

Market value per common share, end of period	$20.37		$20.16		$20.38		$28.62	$22.83	$23.79

Total net asset value return(d)	2.83	%(e)	12.47%		–22.57%		31.05%	2.87%	32.35%

Total market value return(d)	5.16	%(e)	7.67%		–19.79%		32.71%	3.36%	42.92%

See accompanying notes to consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2024(a)		For the Year Ended December 31,
Ratios/Supplemental Data:			2023(a)		2022(a)		2021(a)		2020		2019

Net assets applicable to common shareholders, end of period (in millions)	$981.3		$992.1		$959.6		$1,391.6		$1,123.7		$1,176.5

Ratios to average daily net assets:

Expenses	3.99	%(f)(g)	4.02	%(g)	2.21	%(g)	1.78%		2.07%		1.96%

Expenses (excluding interest expense)	1.15	%(f)(g)	1.16	%(g)	1.10	%(g)	1.04	%(d)	1.04	%(d)	1.02	%(d)

Net investment income (loss)	3.08	%(f)(g)	3.51	%(g)	3.67	%(g)	2.77%		3.56%		3.72%

Ratio of expenses to average daily managed assets(h)	2.72	%(f)	2.72%		1.59%		1.33%		1.55%		1.49%

Portfolio turnover rate	21	%(e)	32%		40%		40%		57%		53%

Credit Agreement

Asset coverage ratio for credit agreement	318%		320%		313%		427%		381%		436%

Asset coverage per $1,000 for credit agreement	$3,181		$3,205		$3,132		$4,274		$3,809		$4,361

Amount of loan outstanding (in millions)	$450.0		$450.0		$450.0		$425.0		$400.0		$350.0

See accompanying notes to consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2024(a)	For the Year Ended December 31,
Preferred Stock		2023(a)	2022(a)	2021(a)	2020	2019

Series A Cumulative Preferred Stock at liquidation value, end of year (in 000s)	$125.0	$125.0	$125.0	—	—	—

Asset coverage ratio for Series A Cumulative Preferred Stock	318%	320%	313%	—	—	—

Asset coverage per $1,000 liquidation value per share of Series A Cumulative Preferred Stock	$3,180	$3,204	$ 3,132	—	—	—

(a)	Consolidated (see Note 1).
(b)	Calculation based on average shares outstanding.
(c)	Amount is less than $0.005.
(d)

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(e)	Not annualized.
(f)	Annualized.
(g)	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to Series A Cumulative Preferred Stockholders.
(h)

Average daily managed assets represent net assets plus the outstanding balance of the credit agreement. Ratios do not reflect the effect of dividend payments to Series A Cumulative Preferred Stockholders.

See accompanying notes to consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers REIT and Preferred and Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on March 25, 2003 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund’s investment objective is high current income. The Fund’s secondary investment objective is capital appreciation.

Cohen & Steers RNP Trust (the REIT Subsidiary), is a wholly-owned subsidiary of the Fund organized under the laws of the state of Maryland as a statutory trust on July 9, 2021 that commenced operations on November 30, 2021. The REIT Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund, consistent with the Fund’s investment objectives and policies. The Fund expects that it will achieve a significant portion of its exposure to private real estate investments through investment in the REIT Subsidiary. The REIT Subsidiary may use wholly-owned, limited liability companies to contain the exposure of individual private real estate investments. Unlike the Fund, the REIT Subsidiary may invest without limitation in private real estate. Investments in the REIT Subsidiary are limited to 25% of the Fund’s total assets. The Consolidated Schedule of Investments includes positions of the Fund and the REIT Subsidiary. The financial statements have been consolidated and include the accounts of the Fund and the REIT Subsidiary. All significant inter-company balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over-the-counter (OTC) options and total return swap contracts are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Fund utilizes an independent valuation services firm (the Independent Valuation Advisor) to assist the investment manager in the determination of the Fund’s fair value of private real estate investments held by the REIT Subsidiary. Limited scope appraisals are prepared on a monthly basis and typically include a limited comparable sales and a full discounted cash flow analysis. Annually, a full scope, detailed appraisal report is completed which typically includes market analysis, cost approach, sales comparison approach and an income approach containing a discounted cash flow analysis. The full scope report is prepared by a third-party appraisal firm. The investment manager, including through communication with the Independent Valuation Advisor, monitors for material events that the investment manager believes may be expected to have a material impact on the most recent estimated fair values of such private real estate investments. However, rapidly changing market conditions or material events may not be immediately reflected in the Fund’s or REIT Subsidiary’s daily NAV. The investment manager, in conjunction with the Independent Valuation Advisor, values the private real estate investments using the valuation methodology it deems most appropriate and consistent with industry best practices and market conditions. The investment manager expects the primary methodology used to value private real estate investments will be the income approach. Consistent with industry practices, the income approach incorporates actual contractual lease income, professional judgments regarding

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate market evidence, and other subjective factors. Other methodologies that may also be used to value properties include, among other approaches, sales comparisons and cost approaches. Private real estate appraisals are reported on a free and clear basis (i.e. any property-level indebtedness that may be in place is not incorporated into the valuation). Property level debt is valued separately in accordance with GAAP.

The Board of Directors has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of June 30, 2024 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stock—Real Estate:
Industrials	$66,615,997	$—	$5,971,498	(a)	$72,587,495
Other Industries	613,828,771	—	—		613,828,771
Exchange-Traded Funds	1,118,952	—	—		1,118,952
Preferred Securities—Exchange-Traded	130,367,739	—	—		130,367,739
Preferred Securities—Over-the-Counter:
Banking	—	317,504,447	306,000	(b)	317,810,447
Other Industries	—	252,284,788	—		252,284,788
Private Real Estate—Office	—	—	12,154,491	(c)	12,154,491
Short-Term Investments	—	12,815,736	—		12,815,736
Purchased Option Contracts	—	529	—		529

Total Investments in Securities(d)	$811,931,459	$582,605,500	$18,431,989		$1,412,968,948

Forward Foreign Currency Exchange Contracts	$—	$743,204	$—		$743,204
Interest Rate Swap Contracts	—	26,057,568	—		26,057,568

Total Derivative Assets(d)	$—	$26,800,772	$—		$26,800,772

Forward Foreign Currency Exchange Contracts	$—	$(37,406)	$—		$(37,406)
Written Option Contracts	(82,875)	(49,122)	—		(131,997)
Total Return Swaps Contracts	—	(16,381)	—		(16,381)

Total Derivative Liabilities(d)	$(82,875)	$(102,909)	$—		$(185,784)

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

(a)	Restricted security, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.
(b)

Securities have been fair valued, by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 securities. Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

(c)

Private Real Estate, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security. See Note 1-Portfolio Valuation.

(d)	Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 31, 2023	Transfer out of Level 3(a)	Change in unrealized appreciation (depreciation)	Balance as of June 30, 2024
Common Stock—Real Estate—Industrials	$6,644,980	$—	$(673,482)	$5,971,498
Preferred Securities—Over-the-Counter—Consumer Staple Products	7,831,000	(8,036,000)	205,000	—
Private Real Estate—Office	13,053,225	—	(898,734)	12,154,491

(a)

As of December 31, 2023, the Fund used significant unobservable inputs in determining the value of this investment. As of June 30, 2024, the same investment was transferred from Level 3 to Level 2 as a result of the availability of observable inputs.

The change in unrealized appreciation (depreciation) attributable to securities owned on June 30, 2024 which were valued using significant unobservable inputs (Level 3) amounted to $(1,572,216).

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at June 30, 2024	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input(a)
Common Stock—Real Estate—Industrials	$5,971,498	Market Comparable Companies	Enterprise Value/ EBITDA(b) Multiple	19.3x	Increase
Private Real Estate— Office	$12,154,491	Discounted Cash Flow	Terminal Capitalization Rate Discount Rate	7.00% 8.00%	Decrease Decrease

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

(b)	Earnings Before Interest, Taxes, Depreciation and Amortization.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from real estate investment trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Cash: For the purposes of the Consolidated Statement of Cash Flows, the Fund defines cash as cash, including foreign currency and restricted cash.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any), currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Over-the-Counter Total Return Swap Contracts: In a total return swap, one party receives a periodic payment equal to the total return of a specified security, basket of securities, index, or other reference asset for a specified period of time. In return, the other party receives a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the value of the swap are recorded as unrealized appreciation and depreciation. Periodic payments received or made are recorded as realized gains or losses. The Fund bears the risk of loss in the event of nonperformance by the swap counterparty. Risks may also arise from unanticipated movements in the value of exchange rates, interest rates, securities, index, or other reference asset.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (the effective date). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts in the Consolidated Statement of Assets and Liabilities. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, in the Consolidated Statement of Assets and Liabilities, and amortized or accreted over the life of the swap and recorded as realized gain (loss) in the Consolidated Statement of Operations. Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss) in the Consolidated Statement of Operations.

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are typically declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s dividend reinvestment plan, unless the shareholder has elected to have them paid in cash.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

The Fund has a managed distribution policy in accordance with exemptive relief issued by the U.S. Securities and Exchange Commission (SEC). The Plan gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the Plan, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2024, the investment manager considers it likely that a portion of the dividends will be reclassified to distributions from tax return of capital upon the final determination of the Fund’s taxable income after December 31, 2024 the Fund’s fiscal year end.

Distributions Subsequent to June 30, 2024: The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report.

Ex-Date/ Record Date	Payable Date	Amount
7/16/24	7/31/24	$0.136
8/13/24	8/30/24	$0.136
9/10/24	9/30/24	$0.136

Distributions to holders of Series A Cumulative Preferred Stock are accrued daily and paid semi-annually and are determined as described in Note 7. The payments made to the holders of the Fund’s Series A Cumulative Preferred Stock are treated as dividends or distributions.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2024, no additional provisions for income tax are required in the Fund’s consolidated financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

The REIT Subsidiary intends to elect to be taxed as a REIT under Subchapter M of the Code. The REIT Subsidiary’s qualification and taxation as a REIT depends upon the REIT Subsidiary’s ability to meet on a continuing basis, through actual operating results, certain qualification tests set forth in the Code. Those qualification tests involve the percentage of income that it earns from specified sources, the percentage of its assets that falls within specified categories, the diversity of the ownership of its

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

shares, and the percentage of its taxable income that the REIT Subsidiary distributes. As a REIT, the REIT Subsidiary generally will be allowed to deduct dividends paid to its shareholders and, as a result, the REIT Subsidiary will not be subject to U.S. federal income tax on that portion of its ordinary income and net capital gain that the REIT Subsidiary annually distributes to its shareholders, as long as the REIT Subsidiary meets the minimum distribution requirements under the Code. The REIT Subsidiary intends to make distributions on a regular basis as necessary to avoid material U.S. federal income tax and to comply with the REIT distribution requirements.

For the current open tax year and for all major jurisdictions, management of the REIT Subsidiary has analyzed and concluded that there are no uncertain tax positions that would require recognition in the Fund’s consolidated financial statements. The REIT Subsidiary’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.65% of the average daily managed assets of the Fund. Managed assets are equal to the net assets plus the amount of any borrowings used for leverage outstanding.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund. For the six months ended June 30, 2024, the Fund incurred $423,445 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $4,384 for the six months ended June 30, 2024.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2024, totaled $298,272,448 and $314,989,949, respectively.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 4. Investments in Non-Consolidated Limited Liability Company

In accordance with requirements under Regulation S-X Rules 3-09 and 4-08(g), the Fund evaluates its unconsolidated subsidiaries as significant subsidiaries under the rules and, accordingly, below is summary financial information for the Fund’s investments in non-consolidated limited liability companies at historical cost as of June 30, 2024. The Fund states its ownership interests in non-consolidated limited liability companies at fair value.

Legacy Gateway JV LLC(a)
Balance Sheet:
Assets:
Real estate, net (total cost)	$86,647,665
Cash	2,739,555
Other current assets	1,142,260

Total Assets	$90,529,480

Liabilities and Equity:
Mortgage notes payable	$52,000,000
Accrued expenses and accounts payable	1,098,170
Tenant security deposits	81,449
Other liabilities	92,645

Total Liabilities	53,272,264

Equity	37,257,216

Total Liabilities and Equity	$90,529,480

Income Statement
Revenue	$4,666,653
Expenses	3,885,306

Net Income	$781,347

(a)

Represents summarized financial information of Legacy Gateway JV LLC, a Class A office building located at 6860 N. Dallas Parkway, Plano, Texas 75024, which includes 100% of ownership interests in the limited liability company.

Note 5. Derivative Investments

The following tables present the value of derivatives held at June 30, 2024, if any and the effect of derivatives held during the six months ended June 30, 2024, along with the respective location in the consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Consolidated Statement of Assets and Liabilities

	Assets			Liabilities
Derivatives	Location	Fair Value		Location	Fair Value
Credit Risk:
Total Return Swap Contracts—Over-the-Counter	—	$—		Total return swap contracts, at value	$16,381
Equity Risk:
Purchased Option Contracts—Exchange-Traded(a)	Investments in securities, at value	529		—	—
Written Option Contracts—Exchange-Traded(a)	—	—		Written option contracts, at value	131,997
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts(b)	Unrealized appreciation	743,204		Unrealized depreciation	37,406
Interest Rate Risk:
Interest Rate Swap Contracts(a)	Receivable for variation margin on interest rate swap contracts	26,057,568	(c)	—	—

(a)	Not subject to a master netting agreement or another similar arrangement.

(b)	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting agreement or another similar arrangement.

(c)

Amount represents the cumulative net appreciation (depreciation) on interest rate swap contracts as reported on the Consolidated Schedule of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day variation margin receivable from the broker.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Consolidated Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Credit Risk:
Total Return Swap Contracts	Net Realized and Unrealized Gain (Loss)	$(402,415)	$82,784
Equity Risk:
Purchased Option Contracts(a)	Net Realized and Unrealized Gain (Loss)	(22,572)	(36,004)
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	389,487	532,259
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	193,903	1,113,162
Interest Rate Risk:
Interest Rate Swap Contracts	Net Realized and Unrealized Gain (Loss)	8,330,454	(473,601)

(a)	Purchased option contracts are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

At June 30, 2024, the Fund’s derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Credit Risk:
Total Return Swap Contracts—Over-the-Counter	$—	$16,381

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received and pledged by the Fund, if any, as of June 30, 2024:

Counterparty	Gross Amount of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)
BNP Paribas	$16,381	$—	$—	$16,381

(a)	Collateral received or pledged is limited to the net derivative asset or net derivative liability amounts. Actual collateral amounts received or pledged may be higher than amounts above.
(b)	Net amount represents the net receivable from the counterparty or net payable due to the counterparty in the event of default.

The following summarizes the monthly average volume of the Fund’s option contracts, total return swap contracts and forward foreign currency exchange contracts activity for the six months ended June 30, 2024:

	Purchased Option Contracts(a)(b)	Written Option Contracts(a)(b)	Total Return Swap Contracts(b)	Forward Foreign Currency Exchange Contracts(b)
Average Notional Amount	$1,840,178	$13,966,088	$14,886,005	$42,324,796

(a)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
(b)

Average notional amounts represent the average for all months in which the Fund had option contracts, total return swap contracts and forward foreign exchange contracts outstanding at month-end. For the period, this represents three months for purchased option contracts, six months for written option contracts, five months for total return swap contracts and six months for forward foreign currency exchange contracts.

Note 6. Income Tax Information

As of June 30, 2024, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$1,236,512,297

Gross unrealized appreciation on investments	$238,356,199
Gross unrealized depreciation on investments	(35,042,909)

Net unrealized appreciation (depreciation) on investments	$203,313,290

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

As of December 31, 2023, the Fund has a net capital loss carryforward of $43,409,245 which may be used to offset future capital gains. The loss is comprised of $2,845,289 of short-term capital loss carryover and $40,563,956 of long-term capital loss carryover, which under current federal income tax rules, may offset capital gains recognized in any future period.

Note 7. Series A Cumulative Preferred Stock

On January 27, 2022, the Fund’s wholly-owned REIT Subsidiary completed a private placement of 125 shares of 12.0% Series A Cumulative Non-Voting Preferred Stock (the Preferred Stock) for aggregate gross proceeds of $125,000. The Preferred Stock has a liquidation preference of $1,000 per share plus an amount equal to accrued but unpaid dividends (the Liquidation Preference). The Preferred Stock dividends are cumulative at a rate of 12.0% per annum and are redeemable under certain conditions by the REIT Subsidiary or subject to mandatory redemption upon default of certain coverage requirements at a redemption price equal to the Liquidation Preference.

Note 8. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2024, the Fund issued 52,323 shares of common stock at $1,061,092 for the reinvestment of dividends. During the year ended December 31, 2023, the Fund issued 27,351 shares of common stock at $588,799 for the reinvestment of dividends.

On December 12, 2023, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding as of January 1, 2024 through December 31, 2024.

During the six months ended June 30, 2024 and year ended December 31, 2023, the Fund did not effect any repurchases.

Note 9. Borrowings

The Fund has entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Ltd. (BNPP) in which the Fund pays a monthly financing charge based on Secured Overnight Financing Rate (SOFR)-based variable rates. The commitment amount of the credit agreement is $450,000,000. The Fund may pay a fee of 0.45% per annum on any unused portion of the credit agreement. BNPP may not change certain terms of the credit agreement except upon 360 days’ notice. Also, if the Fund violates certain conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities and/or cash as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding and, prior to January 1, 2024, the Fund received a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities (the rehypothecation fee). The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned.

On January 1, 2024, the credit agreement was amended to eliminate the rehypothecation fee and reduce the margin upon which the financing charge is calculated.

As of June 30, 2024, the Fund had outstanding borrowings of $450,000,000 at a rate of 6.0%. The carrying value of the borrowings approximates fair value. The borrowings are classified as Level 2 within the fair value hierarchy. During the six months ended June 30, 2024, the Fund borrowed an average daily balance of $450,000,000 at a weighted average borrowing cost of 6.1%.

Note 10. Other Risks

Market Price Discount from Net Asset Value Risk: Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares is determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the shares may trade at, above or below NAV.

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Real Estate Market Risk: Since the Fund concentrates its assets companies in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security (potentially to zero) under such circumstances. In March 2023, a Swiss regulator required a write-down of outstanding CoCos to zero notwithstanding the fact that the equity shares continued to exist and have economic value. It is currently unclear whether regulators of issuers in other jurisdictions will take similar actions. Notwithstanding these risks, the Fund intends to continue to invest in CoCos issued by Swiss companies and by companies in other jurisdictions. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment-grade securities. Finally, CoCo issuers can, at their discretion, suspend dividend distributions on their CoCo securities and are more likely to do so in response to negative economic conditions and/or government regulation. Omitted distributions are typically non-cumulative and will not be paid on a future date. Any omitted distribution may negatively impact the returns or distribution rate of the Fund.

Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below-investment-grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may incur applicable breakage fees under the Fund’s credit arrangement and may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. The use of leverage also results in the investment management fees payable to the investment manager being higher than if the Fund did not

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

use leverage and can increase operating costs, which may reduce total return. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Foreign (Non-U.S.) and Emerging Markets Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation, trade sanctions or embargoes or the imposition of restrictions on foreign investment, the lack of hedging instruments, and repatriation of capital invested. The securities and real estate markets of some emerging market countries have in the past experienced substantial market disruptions and may do so in the future.

Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.

Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Options Risk: Gains on options transactions depend on the investment manager’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.

Private Real Estate Risk: The Fund’s investments in private real estate include additional risks. For example, lease defaults, terminations by one or more tenants or landlord-tenant disputes may reduce the Fund’s revenues and net income. Any of these situations may result in extended periods during which there is a significant decline in revenues or no revenues generated by a property. If this occurred, it could adversely affect the Fund’s results of operations.

The Fund’s investments in private real estate are expected to be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

REIT Subsidiary Risk: Investments in a REIT Subsidiary are subject to risks associated with the direct ownership of real estate. A REIT Subsidiary, and therefore the Fund, may be affected by changes in the real estate markets generally as well as changes in the values of any properties owned by a REIT Subsidiary or securing any mortgages owned by a REIT Subsidiary (which changes in value could be influenced by market conditions for real estate in general or issues related to the particular property). If a REIT Subsidiary’s underlying assets are concentrated in properties used by a particular industry, it will be subject to risks associated with such industry.

By investing through a REIT Subsidiary, the Fund bears the fees and expenses of the REIT Subsidiary (including, among other things operating costs, transaction expenses, administrative and custody fees, legal expenses and custody expenses). Thus, investing through a REIT Subsidiary may cause the Fund to be subject to higher operating expenses than if it invested directly.

Real Estate Limited Liability Company Risk: The Fund through a REIT subsidiary may invest in real estate limited liability companies with third parties. The Fund may also make investments in partnerships or other co-ownership arrangements or participations. Such investments may involve risks not otherwise present with other methods of investment, which include risks associated with having a limited liability company partner, such as the real estate limited liability company partner becoming insolvent or

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

bankrupt, engaging in fraud or other misconduct or having economic or business interests or goals that conflict with the Fund’s business interest or goals. Also, the terms of the limited liability company agreement could restrict the Fund’s ability to sell or transfer its interest to a third party or could cause the Fund to sell its interest or acquire its partner’s interest at a time when the Fund otherwise would not have initiated such a transaction.

In addition, disputes between the Fund and its real estate limited liability company partners may result in litigation or arbitration that would increase the Fund’s expenses and prevent the Fund’s officers and trustees from focusing their time and efforts on the Fund’s business. Any of the above might subject the Fund to liabilities and thus reduce its returns on the investment with that real estate limited liability company partner.

Geopolitical Risk: Geopolitical events, such as war (including Russia’s military invasion of Ukraine), terrorist attacks, natural or environmental disasters, country instability, public health emergencies (including epidemics and pandemics), market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union (such as Brexit) and related geopolitical events, have led and may in the future lead to market volatility and have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Russia’s military invasion of Ukraine has significantly amplified already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity. Ongoing conflicts in the Middle East could have similar negative impacts.

Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Fund. For example, issues with certain regional U.S. banks and other financial institutions in March 2023 raised economic concerns over disruption in the U.S. banking system. These risks also may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms, and exchanges, with which the Fund interacts. There can be no certainty that any actions taken by the U.S. government to strengthen public confidence in the U.S. banking system or financial markets will be effective in mitigating the effects of financial institution failures on the economy and restoring or maintaining public confidence. The strengthening or weakening of the U.S. dollar relative to other

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

The rapid development and increasingly widespread use and regulation of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively, AI Technologies), may pose risks to the Fund. For instance, the global economy may be significantly disrupted or otherwise adversely impacted by the rapid advanced development of AI Technologies and by efforts to regulate or control its use and advancement. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.

Some political leaders around the world (including in the U.S. and certain European nations) have been elected on protectionist platforms, raising questions about the future of global free trade. Global trade disruption, significant introductions of trade barriers and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of the Fund and its investments.

Regulatory Risk: Legal and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds and other financial institutions or products (such as banking or insurance products), and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the fund industry in general.

In May 2024, the standard settlement cycle for numerous types of U.S. securities, including Fund shares and many of the securities the Fund invests in, moved from two business days after the transaction date (T+2) to the next business day after the transaction date (T+1). This reduced settlement cycle may result in additional risks and costs to the Fund, including increased operational risks associated with the resolution of trade breaks and exceptions. These risks will be heightened in light of certain Fund investments (such as certain non-U.S. securities) that have longer settlement cycles than is expected of Fund shares.

Additional legislative or regulatory actions to address perceived liquidity or other issues in markets generally, or in particular markets such as the fixed income securities markets and municipal securities markets, may alter or impair certain market participants’ ability to utilize certain investment strategies and techniques.

The Fund and the instruments in which it invests may be subject to new or additional regulatory constraints in the future. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

Note 11. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 12. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2024 through the date that the consolidated financial statements were issued, and has determined that no additional disclosure in the consolidated financial statements is required.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers REIT and Preferred and Income Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 25, 2024. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted For	Authority Withheld
To elect Directors:

George Grossman	35,236,167	1,446,705
Jane Magpiong	35,186,535	1,496,336
Adam M. Derechin	35,356,608	1,326,264

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

(The following pages are unaudited)

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in ‘Street Name’ to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 866-227-0757, (ii) on our website at cohenandsteers.com or (iii) on the U.S. Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

Changes to the Portfolio Management Team

Effective August 1, 2024, William F. Scapell no longer serves as a portfolio manager of the Fund. Elaine Zaharis-Nikas, Jerry Dorost, Mathew Kirschner, and Jason Yablon continue to serve as portfolio managers of the Fund.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment management agreement (the Management Agreement), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Management Agreement was discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 4, 2024 and at a meeting of the full Board of Directors held on June 18, 2024. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Management Agreement in executive sessions on June 17, 2024 and June 18, 2024. At the meeting of the full Board of Directors on June 18, 2024, the Management Agreement was unanimously continued for a term ending June 30, 2025 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive session.

In considering whether to continue the Management Agreement, the Board of Directors reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment manager (the Investment Manager); and a memorandum from counsel to the Independent Directors outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board of Directors also considered information provided by the Investment Manager in response to a request for information submitted by counsel to the Independent Directors, on behalf of the Independent Directors, as well as information provided by the Investment Manager in response to a supplemental request. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board of Directors reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, managing the Fund’s debt leverage level, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Manager’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

Manager’s ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant linked blended benchmark. The Board of Directors considered that, on a net asset basis (NAV), the Fund outperformed the Peer Group medians for the three-, five- and ten-year periods and underperformed for the one-year period ended March 31, 2024, ranking the Fund three out of eight peers, two out of eight peers, one out of eight peers and five out of eight peers for each period, respectively. The Board of Directors noted that, on a NAV basis, the Fund outperformed the relevant linked blended benchmark for the one-, three-, five- and ten-year periods ended March 31, 2024. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund’s performance during the period, as well as the impact of leverage on the Fund’s performance. The Board of Directors considered that the Fund’s dual focus on REITs and preferred securities is uncommon and as a result, the Peer Funds generally consisted of real-estate only or preferred-only funds, making it difficult to make quantitative comparisons of the Fund’s performance with that of the Peer Funds. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance and the Investment Manager’s performance in managing similarly managed funds and accounts. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Management Agreement.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: The Board of Directors considered the contractual and actual management fees paid by the Fund as well as the Fund’s total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered that the Fund’s actual management fee at managed and common asset levels were lower than the Peer Group medians, ranking two out of eight peers and four out of eight peers, respectively. The Board of Directors noted that the Fund’s total expense ratios including investment-related expenses at common and managed asset levels were lower than the Peer Group medians, ranking four out of eight peers for each. The Board of Directors also noted that the Fund’s total expense ratios excluding investment-related expenses at managed and common asset levels were lower than the Peer Group medians, ranking two out of eight peers for each. The Board of Directors considered the impact of leverage levels on the Fund’s fees and expenses at managed and common asset levels. In light of the considerations above, the Board of Directors concluded that the Fund’s current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager’s profits and whether the profits were reasonable for the Investment Manager. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Manager receives

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Manager continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Manager and the associated administration fee paid to the Investment Manager for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager’s fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund’s closed-end structure, there were no significant economies of scale that were not already being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Manager continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreement to those under other investment management contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered and fees paid under the Management Agreement to fees paid, including the ranges of such fees, under the Investment Manager’s other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Manager provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 866-227-0757

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Singapore Private Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS FUTURE OF ENERGY FUND

•	Designed for investors seeking total return, investing primarily in securities of traditional and alternative energy companies

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director, Chair and Vice President

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer

and Vice President

Yigal D. Jhirad

Vice President

Mathew Kirschner

Vice President

Jason Yablon

Vice President

KEY INFORMATION

Investment Manager and Administrator

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor

New York, NY 10036

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114-2016

Transfer Agent

Computershare

150 Royall Street

Canton, MA 02021

(866) 227-0757

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol:	RNP

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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Semi-Annual Financial Statements June 30, 2024

Cohen & Steers

REIT and

Preferred and

Income Fund

(RNP)

RNPSAR

(b)

Notice of Internet Availability of Shareholder Report(s)

COHEN & STEERS ID:	XXXXX XXXXX XXXXX XXXXX

Important Fund Report(s) Now Available Online and In Print by Request. Annual and Semi-Annual Reports contain important information about the fund, including its holdings and financials. we encourage you to review the report(s) at the website below:

https://www.cohenandsteers.com/funds/fund-literature

Cohen & Steers REIT and Preferred and Income Fund

Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report):

1-866-345-5954

www.FundReports.com

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Included in Item 1 above.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included in Item 1 above.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)

Effective August 1, 2024, William F. Scapell no longer serves as a portfolio manager of the Registrant. Elaine Zaharis-Nikas, Jerry Dorost, Jason Yablon and Mathew Kirschner continue to serve as portfolio managers of the Registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	For the fiscal year ended December 31, 2023, the Registrant had the following dollar amounts of income and fees/compensation related to its securities lending activities:

Total
Gross income from securities lending activities	$888,290
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$266,487
Fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	—
Administrative fees that are not included in the revenue split	—
Indemnification fee not included in the revenue split	—
Rebates paid to borrowers;	—
Other fees relating to the securities lending program not included in the revenue split	—
Aggregate fees/compensation for securities lending activities and related services	$266,487
Net income from securities lending activities	$621,803

(b)	During the Registrants most recent fiscal year ended December 31, 2023, BNP Paribas (“BNPP”) served as the Registrant’s securities lending agent.

As a securities lending agent, BNPP is responsible for the implementation and administration of the Registrant’s securities lending program. Pursuant to its respective Securities Lending Agreement (“Securities Lending Agreement”) with the Registrant, BNPP, as a general matter, performs various services, including the following:

•	Locating borrowers;

•	Monitoring daily the value of the loaned securities and collateral (i.e., the collateral posted by the party borrowing);

•	Negotiation of loan terms;

•	Selection of securities to be loaned;

•	Recordkeeping and account servicing;

•	Monitoring of dividend activity and material proxy votes relating to loaned securities; and

•	Arranging for return of loaned securities to the Registrant at loan termination.

BNPP is compensated for the above-described services from its securities lending revenue split. The table above shows what the Registrant earned and the fees and compensation it paid in connections with its securities lending activities during its most recent fiscal year.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

Date: September 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Treasurer and Chief Financial Officer)

Date: September 5, 2024